Summary Prospectus January 1, 2020
Avantis™ U.S. Small Cap Value ETF

Ticker: AVUV	Exchange: NYSE Arca, Inc.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, and other information about the fund online at avantisinvestors.com/prospectus. You can also get this information at no cost by calling 833-9AVANTIS or sending an email request to prospectus@avantisinvestors.com. The fund’s prospectus and other information are also available from financial intermediaries through which shares of the fund may be purchased or sold.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request.
You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI) each dated January 1, 2020 (as supplemented at the time you receive this summary prospectus). The fund's SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective
The fund seeks long-term capital appreciation.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.25%

[1]	Other expenses are based on estimated amounts for the current fiscal year.
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$26	$81
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. Because the fund is new, the fund’s portfolio turnover rate is not available.

Principal Investment Strategies
The fund invests primarily in a diverse group of U.S. small cap companies across market sectors and industry groups.
The fund seeks securities of companies that it expects to have higher returns by placing an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns, such as securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. To identify small capitalization, high profitability, or value companies, the portfolio managers may use reported and estimated company financials and market data including, but not limited to, shares outstanding, book value and its components, cash flows, revenue, expenses, accruals and income. Value companies may be defined as those with lower price relative to book value ratio or other fundamental value. High profitability companies may be defined as those with higher cash based operating profitability. The portfolio managers may also consider other factors when selecting a security including, industry classification, the past performance of the security relative to other securities, its liquidity, its float, and tax, governance or cost considerations, among others.
Under normal market conditions, the fund will invest at least 80% of its assets in securities of small capitalization companies located in the United States. To determine whether a company is a U.S. company, the portfolio managers will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located, the country in which the company was legally organized, and whether the company is in the fund’s benchmark—the Russell 2000® Value Index. Currently, companies smaller than the largest 1000 U.S. companies or companies representing the bottom 10% of the market capitalization of all U.S. listed companies or companies in the fund’s benchmark may be considered U.S. small capitalization companies. Though market capitalizations will change from time to time, as of September 30, 2019, the fund considers companies with total market capitalizations under $5.7 billion to be small capitalization companies.
The fund also may invest in derivative instruments such as futures contracts, currency forwards, and swap agreements. For example, the fund may use futures on securities and U.S. indices to gain exposure to equities to manage cash flows. The fund may also engage in securities lending and invest its collateral in eligible securities.
The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell, and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade in an attempt to gain trading efficiencies, avoid unnecessary risk, and enhance fund performance.
Principal Risks

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Equity Securities Risk - The value of equity securities, may fluctuate due to changes in investor perception of a specific issuer, changes in the general condition of the stock market, or occurrences of political or economic events that affect equity issuers and the market. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

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Small-Cap Stock Risk - Smaller companies may have limited financial resources, product lines, markets and have less publicly available information. These securities may trade less frequently and in more limited volumes than larger companies’ securities, leading to higher transaction costs. Smaller companies also may be more sensitive to changing economic conditions, and investments in smaller foreign companies may experience more price volatility.

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Investment Process Risk - Stocks selected by the portfolio managers may perform differently than expected due to the portfolio managers’ judgments regarding the factors used, the weight placed on each factor, changes from the factors’ historical trends, and technical issues with the construction and implementation of the investment process (including, for example, data problems and/or software or other implementation issues). There is no guarantee that the investment process will result in effective investment decisions for the fund.

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Cash Transactions Risk - The fund may effect its creations and redemptions for cash, rather than for in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in fund shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

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Style Risk - If at any time the market is not favoring the fund’s investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

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Market Trading Risk - The fund faces numerous market trading risks, including the potential lack of an active market for fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation and/or redemption process of the fund. Any of these factors, among others, may lead to the fund’s shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. The portfolio managers cannot predict whether shares will trade above (premium), below (discount) or at NAV.

•	Market Risk - The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.

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Derivative Risk - The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks, including liquidity, interest rate, market, credit, and correlation risk. Derivative transactions may expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses, particularly when derivatives are used to enhance return rather than offset risk. Derivatives can also be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the fund may not correlate with the value of the underlying instrument or the fund’s other investments.

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Securities Lending Risk - Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

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Authorized Participant Concentration Risk - Only an authorized participant may engage in creation or redemption transactions directly with the fund. The fund may have a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other authorized participant is able to step forward to process creation and/or redemption orders, fund shares may trade at a discount to net asset value (NAV) and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

•	Price Volatility - The value of the fund’s shares may fluctuate significantly in the short term.

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Redemption Risk - The fund may need to sell securities at times it would not otherwise do so to meet shareholder redemption requests. Selling securities to meet such redemptions may cause the fund to experience a loss, increase the fund’s transaction costs or have tax consequences. To the extent that a large shareholder (including a fund of funds or 529 college savings plan) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets.

•	Principal Loss - At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Fund Performance
The fund’s performance history is not available as of the date of this prospectus. When the fund has investment results for a full calendar year, this section will feature charts that show annual total returns, highest and lowest quarterly returns and average annual total returns for the fund. This information indicates the volatility of the fund’s historical returns from year to year. For current performance information, please visit avantisinvestors.com.
Performance information is designed to help you see how fund returns can vary. Keep in mind that past performance (before and after taxes) does not predict how the fund will perform in the future.
Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
Eduardo Repetto, Chief Investment Officer of Avantis Investors, has been a member of the team that manages the fund since 2019.
Mitchell Firestein, Senior Portfolio Manager, has been a member of the team that manages the fund since 2019.
Daniel Ong, Senior Portfolio Manager, has been a member of the team that manages the fund since 2019.
Ted Randall, Senior Portfolio Manager, has been a member of the team that manages the fund since 2019.
Purchase and Sale of Fund Shares
The fund is an ETF. Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund issues and redeems shares that have been aggregated into blocks of 20,000 shares or multiples thereof (Creation Units) to authorized participants who have entered into agreements with the fund’s distributor. The fund will generally issue and redeem Creation Units in return for a basket of securities (and an amount of cash) that the fund specifies each day.

Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the advisor and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-SUM-95485 2001